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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 23, 2006

                               AEP INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                    0-14450                22-1916107
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

  125 Phillips Avenue, South Hackensack, New Jersey              07606
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (201) 641-6600


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.

On February 23, 2006, AEP Industries Inc. issued a press release reporting the purchase of the business and operating assets of Mercury Plastics Inc.'s Bowling Green, Kentucky facility. The release is attached and being furnished as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

99.1 Press release dated February 23, 2006 reporting the purchase of the business and operating assets of Mercury Plastics Inc.'s Bowling Green, Kentucky facility.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AEP INDUSTRIES INC.
                                              ----------------------------------
                                              (Registrant)

Date February 24, 2006

                                              By: /s/ Lawrence R. Noll
                                                  ------------------------------
                                                  Lawrence R. Noll
                                                  Vice President, Controller and
                                                  Secretary

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
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99.1         Press release dated February 23, 2006 reporting the purchase of the business and operating assets of Mercury Plastics Inc.'s Bowling
             Green, Kentucky facility.